CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT ("agreement") is entered into effective November 10, 1997, between COLMENA CORP., a Delware corporation, with its principal offices located at 25100 Detroit Road, Westlake, Ohio 44145 (hereinafter referred to as the "Company"), and ROBERT S. GIGLIOTTI, an individual resident of Michigan, with his principal offices located at 901 Wilshire Drive, Suite 400, Troy, Michigan 48084 (hereinafter "Consultnat").

1.       Consulting Services

         The  company  hereby  engages   Consultant  to  perform  the  financial
consulting services listed below on the terms and conditions set forth in this Agreement.

         (a)   Review  the  business   operations   of   potential   transaction
               candidates;

         (b) Meet with appropriate shareholder groups in an effort to resolve any valuation differences;

         (c) Initiate and negotiate on behalf of the Company to explore potential transactions;

         (d) Analyze and evaluate the projected financial performance of the Company;

         (e) Assist in the formulation of a strategy for discussions with and the presentation of a transaction proposal to any interested parties;

         (f) As mutually agreed, advise the Company regarding alternative financing structures (including bridge loads) with which to effect a transaction;

         (g) Assist in negotiation of letters of intent and definitive purchase or financing agreements with any interested parties and their advisors;

         (h)   Provide,   as  deemed   appropriate  by  Consultant,   additional
               financial advisory services related to a transaction.

         Company acknowledges that Consultant is not a registered broker-dealer and that Consultant cannot, and shall not be required hereunder to, engage in he offer or sale of securities on behalf of the Company. While Consultant has relationships and contacts with various investors, broker-dealers, and investment funds, Consultant's participation in the actual offer or sale of the Company securities shall be limited to that of an advisor to the Company and a "finder" or investors, broker-dealers and funds. The Company acknowledges and agrees that the solicitation and consummation of any purchases of the Company's securities shall be handled by the Company or one or ore NASD member firms engaged by the Company for such purpose.

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2.       Term of Agreement

          The term of this Agreement shall commence on the date hereof and shall continue for a period of twenty-four (24) months.

3.       Consideration to Consultant

         3.1 As compensation for the services rendered hereunder, the Company shall issue and deliver to Consultant Fifty Thousand (50,000) shares of the Company's common stock, $.01 par value, which shares shall be registered by the Company under the Securities Act of 1933, as amended, pursuant to a Registration Statement of Form S-8, as soon as practicable after the Company becomes eligible for use of such form.

         3.2 As additional consideration for the services of Consultant, the Company agrees to indemnify and hold harmless Consultant and each of its officers, directors, agents, employees and controlling persons (collectively "Indemnified Persons") to the fullest extent permitted by law, from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel), actions, proceedings or investigations (whether formal or informal), or threats thereof (all of the foregoing being hereinafter referred to as "Liabilities"), based upon, relating to or arising out of Consultant's engagement hereunder, including, but not limited to Liabilities arising in connection with the dissemination of information about the Company or the Company's business, whether in any presentation, in person, through the mails or otherwise; provided, however, that the Company shall not be liable under this paragraph to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or gross negligence of the Indemnified Person seeking indemnification. In connection with the Company's obligation to indemnify for expenses as set forth above, the Company further agrees to reimburse each Indemnified Person for all expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Person; provided, however, that if an Indemnified Person is reimbursed hereunder for any expenses, the amount so paid shall be refunded if and to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Person.

4.       Miscellaneous

         4.1 Further Actions. At any time and from time to time, each party agrees, at its or his expenses, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         4.2 Entire Agreement; Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be bound.



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         4.3   Notices. Any notice or other communication  required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States), or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice given to any corporate party shall be addressed to the attention of the Corporation Secretary. Any notice of other communication given by certified mail (or by such
               comparable   method)  shall  be  deemed  given  at  the  time  of
               certification thereof (for comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof.

         4.4 Waiver. Any waiver by any part of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other ten of this Agreement. Any waiver must be in writing and, in the case of a corporate party, be authorized by a resolution of the board of directors or by an officer of the waiving party.

         4.5 Binding Effect. The provisions of this Agreement shall be binding upon the insure to the benefit of the Company and Consultant and their respective successors and assigns; provided, however, that any assignment by any party of its rights under this Agreement without the written consent of the other party shall be void.

         4.6 Severability. If any provisions of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision in inapplicable to any person or circumstance, it shall nevertheless remain applicable to any other persons and circumstances.

         4.7   Headings.   The  headings  in  this   Agreement  are  solely  for
               convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         4.8 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

         4.9 Attorney's Fees. In the event of a dispute with respect to this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees and other costs and expenses incurred in litigating or otherwise resolving or settling such dispute.



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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement of the date first set forth above.

                                           COLMENA CORP.
                                           a Delaware corporation

                                        By: /s/Richard C. Peplin, Jr., President



                                        CONSULTANT:

                                        By: /s/ ROBERT S. GIGLIOTTI




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